SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K/A
                         (Amendment No. 1)

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Earliest Event Reported):  October 16, 1997

Exact name of Registrant
 as specified in its charter:  The Diana Corporation

State or Other Jurisdiction of Incorporation:  Delaware

Commission File Number:  1-5486

I.R.S. Employer Identification Number:  36-2448698

Address of Principal Executive Office:  26025 Mureau Road
                                        Calabasas, CA 91302

Registrant's Telephone Number, Including Area Code:  (818) 878-7711

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

This report is being filed to include the letter from Price
Waterhouse LLP which was not available for the original Form 8-K filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     16.1 Letters dated October 15, 1997 and October 27, 1997 from Price Waterhouse LLP


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE DIANA CORPORATION
                                    (Registrant)


Date:  October 28, 1997             /s/ Brian Robson
                                    Vice President and Controller